UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2018

CHESAPEAKE UTILITIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-11590	51-0064146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Silver Lake Boulevard, Dover, Delaware 19904
(Address of principal executive offices)

Registrant's telephone number, including area code: (302) 734-6799

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters in a Vote of Security Holders.
Chesapeake Utilities Corporation (the "Company") held its Annual Meeting of Stockholders (the "Annual Meeting") on May 9, 2018. As of the record date for the Annual Meeting, March 12, 2018, 16,361,720 shares of the Company’s common stock, the Company’s only class of equity securities entitled to vote, were outstanding. Of these shares, 15,339,762 were present in person or represented by proxy at the Annual Meeting, which constituted a quorum for the transaction of business at the Annual Meeting. Set forth below are the voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting. Proxies for the meeting were solicited in accordance with the Regulation 14A under the Securities Exchange Act of 1934, as amended.
Proposal 1: The stockholders voted on the election of three Class I director nominees to the Company’s Board of Directors (the “Board”). All three nominees were elected to the Company’s Board, with each to serve for a three-year term ending in 2021 and until their successor is elected and qualified. The separate tabulation of votes for each nominee is as follows: (i) Thomas P. Hill, Jr. - 12,699,589 votes for, 129,624 votes withheld; (ii) Dennis S. Hudson, III - 12,441,120 votes for, 388,093 votes withheld; and (iii) Calvert A. Morgan, Jr. - 12,638,089 votes for, 191,124 votes withheld. There were 2,510,549 broker non-votes for each nominee. There were no abstentions for any nominee.
Proposal 2: The stockholders voted to approve, on an advisory non-binding basis, the compensation of our named executive officers pursuant to the compensation disclosure rules of the SEC (the "Say-on-Pay Proposal"). The stockholders approved, on an advisory non-binding basis, the Say-on-Pay Proposal. There were 12,448,271 affirmative votes, 276,901 negative votes, 104,041 abstentions and 2,510,549 broker non-votes.
Proposal 3: The stockholders voted to ratify, on the advisory non-binding proposal, the appointment of Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The stockholders ratified, on an advisory non-binding basis, the appointment of Baker Tilly as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. There were 15,127,940 affirmative votes, 108,124 negative votes, and 103,698 abstentions. There were no broker non-votes for this matter.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE UTILITIES CORPORATION

/s/ James F. Moriarty
Name: James F. Moriarty
Title: Senior Vice President, General Counsel and Corporate Secretary

Date: May 15, 2018